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                                                                  Exhibit 23.01


                   [MICHAEL, ADEST & BLUMENKRANTZ LETTERHEAD]


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form 10 (File No. 0-29346) of FRM Nexus, Inc. and Subsidiaries of our report dated May 9, 1997, on our audits of the financial statements and schedules of FRM Nexus, Inc. and Subsidiaries as of February 28, 1997, February 29, 1996 and for the three fiscal years ended February 28, 1997, 1996 and 1995, which report is included in this Registration Statement on Form 10.


                                        /s/ Michael, Adest & Blumenkrantz
                                        ----------------------------------
                                        Michael, Adest & Blumenkrantz,
                                        Certified Public Accountants, P.C.



New York, New York
November 26, 1997


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                          [ERIC L. WESTON LETTERHEAD]








               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




I consent to the incorporation by reference in the Registration Statement on Form 10 (File No. 0-29346) of FRM Nexus, Inc. and Subsidiaries of my report dated March 25, 1996, on my audits of the financial statements of Wendclark Corp. as of February 25, 1996 and February 26, 1995 and for the fiscal years then ended, which report is included in this Registration Statement on Form 10.





                              /s/ Eric L. Weston



                              Eric L. Weston
                              Certified Public Accountant



Westbury, New York
December 2, 1997

                          [ERIC L. WESTON LETTERHEAD]








               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




I consent to the incorporation by reference in the Registration Statement on Form 10 (File No. 0-29346) of FRM Nexus, Inc. and Subsidiaries of my report dated March 25, 1996, on my audits of the financial statements of Wendcello Corp. as of February 25, 1996 and February 26, 1995 and for the fiscal years then ended, which report is included in this Registration Statement on Form 10.





                              /s/ Eric L. Weston



                              Eric L. Weston
                              Certified Public Accountant



Westbury, New York
December 2, 1997